SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 11, 2004



                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)





         Delaware                      1-08533               13-2632319
(State or other jurisdiction of     (Commission         (IRS Employer
incorporation or organization)      File Number)        Identification Number)



                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)


                                 (973) 898-1500
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On March 11, 2004, DRS Technologies, Inc. (DRS) issued a press release announcing that it has extended its offer to the holders of $350 million aggregate principal amount of its 6-7/8 percent Senior Subordinated Notes due 2013. The extended offer is to exchange such notes for a like principal amount of notes, which have been registered under the Securities Act of 1933, as amended. The exchange offer, scheduled to expire on March 10, 2004 at 5:00 p.m., New York City time, will now expire at 5:00 p.m., New York city time, today, Thursday, March 11, 2004, unless further extended by DRS. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

  Exhibit No.  Description
  -----------  -----------
  99.1         DRS Technologies, Inc. Press Release, dated March 11, 2004.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DRS TECHNOLOGIES, INC.
                               ----------------------
                               (Registrant)

Date:  March 11, 2004          By:

                               /s/RICHARD A. SCHNEIDER
                               ----------------------
                               Richard A. Schneider
                               Executive Vice President, Chief Financial Officer






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INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
   99.1         DRS Technologies, Inc. Press Release, dated March 11, 2004.